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                                EXHIBIT 10.28.1






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                                EXHIBIT 10.28.1

                          AMENDMENT NUMBER ONE TO THE
          FRIEDMAN'S INC. 1994 QUALIFIED EMPLOYEE STOCK PURCHASE PLAN

         This amendment to the Friedman's Inc. 1994 Qualified Employee Stock Purchase Plan, effective as of June 1, 1994 (the "Plan"), is adopted by Friedman's Inc. (the "Company"), effective as of January 1, 1996:

                                  WITNESSETH:

         WHEREAS, the Company maintains the Friedman's Inc. 1994 Qualified Employee Stock Purchase Plan; and

         WHEREAS, the Company wishes to amend the Plan's provisions regarding the retention of stock purchased under the Plan;

         NOW, THEREFORE, the Company hereby amends the Plan as follows:

                                            1.

                      Section 7.4 is amended by adding the following at the end thereof:

                      Each Common Stock certificate withdrawn or distributed under this Plan shall bear a legend. The legend shall prohibit any transfer by the Participant (or beneficiary, if applicable), or his or her heirs or legatees, of any share of Common Stock representing by the certificate during the six month period following the Exercise Date as of which such share was purchased, other than by will or by the laws of descent and distribution

                                            2.

                      Except as amended herein, the Plan shall continue in full force and effect.

         IN WITNESS WHEREOF, the Company has adopted this Amendment on the date shown below, but effective as of the date indicated above.

                                        FRIEDMAN'S INC.

                                        By:  /s/ John G. Call
                                           -------------------------------------
                                        Name:    John G. Call
                                             -----------------------------------
                                        Title:   Senior Vice President - Chief
                                              ----------------------------------
                                                 Financial Officer
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